Inventory	12 Months Ended
Aug. 31, 2019
Notes To Financial Statements [Abstract]
Inventory
15.	Inventory

Inventory consists of stockpiled ore and supplies consumed during the course of exploration development and operations. Cost represents the delivered price of the item. The following is a breakdown of items in inventory:

	August 31, 2019	August 31, 2018

Stockpiled ore and work in progress	$518,375	$511,050
Supplies	4,404	4,341
Total Inventory	$522,779	$515,391